UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21636
                                                    -----------

              First Trust/Aberdeen Global Opportunity Income Fund
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
                    (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 765-8000
                                                           ---------------

                      Date of fiscal year end: December 31
                                               -----------

                    Date of reporting period: June 30, 2017
                                              -------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                                            FIRST TRUST/ABERDEEN
                                            GLOBAL OPPORTUNITY INCOME FUND (FAM)

--------------------------------------------------------------------------------

                                                              SEMI-ANNUAL REPORT
                                                        FOR THE SIX MONTHS ENDED
                                                                   JUNE 30, 2017


    ABERDEEN
Asset Management                                                     FIRST TRUST

--------------------------------------------------------------------------------
TABLE OF CONTENTS
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           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2017

Shareholder Letter..........................................................   1
At a Glance.................................................................   2
Portfolio Commentary........................................................   3
Portfolio of Investments....................................................   7
Statement of Assets and Liabilities.........................................  15
Statement of Operations.....................................................  16
Statements of Changes in Net Assets.........................................  17
Statement of Cash Flows.....................................................  18
Financial Highlights........................................................  19
Notes to Financial Statements...............................................  20
Additional Information......................................................  27

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the First Trust/Aberdeen Global Opportunity Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Aberdeen are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 JUNE 30, 2017


Dear Shareholders:

First Trust Advisors L.P. ("First Trust") is pleased to provide you with this semi-annual report which contains detailed information and the financial statements for your investment in the First Trust/Aberdeen Global Opportunity Income Fund (the "Fund"). We encourage you to read this report and discuss it with your financial advisor.

Six months into the year, the bull market in stocks continues. President Donald Trump's pro-growth, pro-U.S. policies, while slow in coming, have at least created some optimism about the prospects for the U.S. economy, in our opinion. From Donald Trump's election on November 8, 2016 through June 30, 2017, the S&P 500(R) Index (the "Index") posted a total return of 14.79%, according to Bloomberg. The Index closed its June 19, 2017 trading session at an all-time high of 2,453.46.

The current bull market (measuring from March 9, 2009 through June 30, 2017) is the second longest in history. While we are optimistic about the U.S. economy, we are also well aware that no one can predict the future or know how an administration will affect markets and the economy in the future. Therefore, we stress the importance of maintaining a long-term perspective, as we have done since First Trust's inception over 25 years ago.

Thank you for giving First Trust the opportunity to be a part of your investment plan through the Fund. We value our relationship with you and will continue our relentless focus on bringing the types of investments that we believe could help you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
"AT A GLANCE"
AS OF JUNE 30, 2017 (UNAUDITED)

---------------------------------------------------------------------
FUND STATISTICS
---------------------------------------------------------------------
Symbol on New York Stock Exchange                                 FAM
Common Share Price                                             $11.65
Common Share Net Asset Value ("NAV")                           $12.84
Premium (Discount) to NAV                                       (9.27)%
Net Assets Applicable to Common Shares                   $166,254,018
Current Monthly Distribution per Common Share (1)              $0.075
Current Annualized Distribution per Common Share               $0.900
Current Distribution Rate on Common Share Price (2)              7.73%
Current Distribution Rate on NAV (2)                             7.01%
---------------------------------------------------------------------


-----------------------------------------------
COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
-----------------------------------------------
            Common Share Price       NAV
6/16        $11.44                   $12.79
             11.40                    12.82
             11.62                    12.84
             11.60                    12.91
             11.60                    12.83
7/16         11.59                    12.97
             11.59                    12.96
             11.77                    13.16
             11.86                    13.21
8/16         11.88                    13.07
             11.62                    12.94
             11.71                    12.98
             11.46                    12.83
             11.70                    13.10
9/16         11.78                    13.11
             11.55                    12.93
             11.35                    12.82
             11.43                    12.90
10/16        11.48                    12.75
             11.27                    12.68
             10.65                    12.07
             10.83                    11.90
11/16        10.97                    11.86
             10.67                    11.78
             10.94                    11.93
             10.94                    11.87
             10.92                    12.02
12/16        11.16                    12.07
             11.10                    12.07
             11.14                    12.18
             11.23                    12.15
1/17         11.24                    12.14
             11.25                    12.23
             11.41                    12.29
             11.50                    12.32
2/17         11.53                    12.44
             11.42                    12.35
             11.32                    12.22
             11.47                    12.46
             11.57                    12.63
3/17         11.62                    12.57
             11.63                    12.49
             11.60                    12.58
             11.73                    12.66
4/17         11.78                    12.74
             11.74                    12.65
             11.85                    12.70
             11.91                    12.71
5/17         12.05                    12.80
             12.02                    12.80
             12.06                    12.83
             12.10                    12.87
             11.80                    12.82
6/17         11.65                    12.84


-------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------
                                                                                       Average Annual Total Return
                                                                          -----------------------------------------------------
                                          6 Months Ended   1 Year Ended   5 Years Ended   10 Years Ended   Inception (11/23/04)
                                             6/30/17         6/30/17         6/30/17         6/30/17            to 6/30/17
FUND PERFORMANCE (3)
NAV                                           10.56%           8.55%          3.24%           6.02%               6.68%
Market Value                                   8.49%          10.12%          1.66%           5.30%               5.48%

INDEX PERFORMANCE
Blended Index (4)                              6.81%           2.12%          1.72%           5.05%               5.18%
Bloomberg Barclays Global Emerging
   Markets Index                               5.82%           5.76%          5.03%           6.67%               7.35%
Bloomberg Barclays Global Aggregate Index      4.41%          -2.18%          0.78%           3.69%               3.27%
-------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------
                                              % OF TOTAL
TOP 10 HOLDINGS                               INVESTMENTS
---------------------------------------------------------
Russian Federal Bond - OFZ, 7.05%, 1/19/28        5.4%
Turkey Government Bond, 10.40%, 3/20/24           4.6
European Investment Bank, 8.75%, 8/25/17          4.5
Japan Government Thirty Year Bond, 2.40%,
   3/20/37                                        4.4
Treasury Corp. of Victoria, 6.00%, 10/17/22       4.3
Brazil Notas Do Tesuro Nacional,
   Series F, 10.00%, 1/1/25                       4.3
Spain Government Bond, 5.90%, 7/30/26             3.6
Mexican Bonos, 8.50%, 11/18/38                    3.1
Republic of South Africa Government Bond,
   6.25%, 3/31/36                                 2.8
United States Treasury Note/Bond, 3.75%,
   11/15/43                                       2.6
---------------------------------------------------------
                                     Total       39.6%
                                                ======


---------------------------------------------------------
                                              % OF TOTAL
CREDIT QUALITY(6)                             INVESTMENTS
---------------------------------------------------------
AAA                                              14.9%
AA+                                               1.2
A+                                                4.4
A                                                 6.4
A-                                                2.4
BBB+                                              4.4
BBB                                               6.5
BBB-                                             20.9
BB+                                               5.6
BB                                                7.2
BB-                                               4.5
B+                                                6.6
B                                                 6.6
B-                                                3.6
CCC+                                              0.2
CCC                                               0.4
CCC-                                              0.2
NR                                                4.0
---------------------------------------------------------
                                     Total      100.0%
                                                ======


---------------------------------------------------------
                                              % OF TOTAL
TOP 10 COUNTRIES(5)                           INVESTMENTS
---------------------------------------------------------
Brazil                                            7.0%
Russia                                            6.7
Turkey                                            6.3
Mexico                                            5.8
Italy                                             5.6
South Africa                                      5.6
Supranationals                                    4.5
Japan                                             4.4
Spain                                             4.4
Australia                                         4.3
---------------------------------------------------------
                                     Total       54.6%
                                                ======


---------------------------------------------------------
                                              % OF TOTAL
INDUSTRY CLASSIFICATION                       INVESTMENTS
---------------------------------------------------------
Sovereigns                                       74.2%
Supranationals                                    4.5
Banks                                             4.5
Government Regional                               4.4
Integrated Oils                                   2.2
Metals & Mining                                   1.1
Pipeline                                          1.1
Wireless Telecommunications Services              1.0
Utilities                                         0.9
Railroad                                          0.9
Exploration & Production                          0.8
Financial Services                                0.7
Food & Beverage                                   0.6
Oil & Gas Services & Equipment                    0.6
Chemicals                                         0.4
Retail - Consumer Discretionary                   0.4
Real Estate                                       0.4
Construction Materials Manufacturing              0.3
Government Development Banks                      0.3
Communications Equipment                          0.3
Renewable Energy                                  0.3
Industrial Other                                  0.1
---------------------------------------------------------
                                     Total      100.0%
                                                ======


(1) Most recent distribution paid or declared through 6/30/17. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 6/30/17. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) Blended index consists of the following: Citigroup World Government Bond Index (40.0%); JPMorgan Emerging Markets Bond Index - Global Diversified (30.0%); JPMorgan Global Bond Index - Emerging Markets Diversified (30.0%).

(5) Portfolio securities are included in a country based upon their underlying credit exposure as determined by Aberdeen Asset Management Inc., the sub-advisor.

(6) The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of the McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                               SEMI-ANNUAL REPORT
                           JUNE 30, 2017 (UNAUDITED)


                                    ADVISOR

First Trust Advisors L.P. ("First Trust") is the investment advisor to the First Trust/Aberdeen Global Opportunity Income Fund (the "Fund"). First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

                                  SUB-ADVISOR

Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor"), a Securities and Exchange Commission registered investment advisor, is a wholly-owned subsidiary of Aberdeen Asset Management PLC ("Aberdeen PLC"). The merger of Standard Life plc and Aberdeen PLC, announced on March 6, 2017 ("Merger"), closed on August 14, 2017. Aberdeen PLC became a direct subsidiary of Standard Life plc as a result of the Merger and the combined company changed its name to Standard Life Aberdeen plc. Shareholders of the Fund are not required to take any action as a result of the Merger. Following the Merger, the Sub-Advisor is an indirect subsidiary of Standard Life Aberdeen plc, but otherwise did not change. The sub-advisory agreement, the services provided under the agreement, and the fees charged for services did not change as a result of the Merger. The portfolio management team did not change as a result of the Merger.

                           PORTFOLIO MANAGEMENT TEAM

Investment decisions for the Fund are made by Aberdeen using a team approach and not by any one individual. By making team decisions, Aberdeen seeks to ensure that the investment process results in consistent returns across all portfolios with similar objectives. Aberdeen does not employ separate research analysts. Instead, Aberdeen's investment managers combine analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. The overall result of this matrix approach is a high degree of cross-coverage, leading to a deeper understanding of the securities in which Aberdeen invests. Below are the members of the team with significant responsibility for the day-to-day management of the Fund's portfolio.

JOZSEF SZABO
Head of Global Macro

BRETT DIMENT
Head of Global Emerging Market Debt

KEVIN DALY
Senior Investment Manager, Emerging Market Debt

EDWIN GUTIERREZ
Head of Emerging Market Sovereign Debt

MAX WOLMAN
Senior Investment Manager, Emerging Market Debt

JAMES ATHEY
Senior Investment Manager, Global Macro

                                   COMMENTARY

FUND RECAP

The Fund had a net asset value ("NAV") total return(1) of 10.56% and a market value total return of 8.49% for the six months ended June 30, 2017, compared to the blended index(2) total return of 6.81% over the same period. In addition to this blended index, the Fund currently uses other indexes for comparative purposes. The total returns for the six months ended June 30, 2017, for these indexes were as follows: the Bloomberg Barclays Global Emerging Markets Index was 5.82% and the Bloomberg Barclays Global Aggregate Index was 4.41%.

-----------------------------

(1) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

(2) Blended index consists of the following: Citigroup World Government Bond Index (40.0%); JPMorgan Emerging Markets Bond Index (EMBI) - Global Diversified (30.0%); JPMorgan Global Bond Index - Emerging Markets (GBI-EM) Diversified (30.0%).

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                               SEMI-ANNUAL REPORT
                           JUNE 30, 2017 (UNAUDITED)

An important factor impacting the return of the Fund relative to its blended index was the Fund's use of financial leverage through the use of bank borrowings. The Fund uses leverage because its managers believe that, over time, leverage provides opportunities for additional income and total return for common shareholders. However, the use of leverage can also expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of the evaluation changes on Common Share NAV and Common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance Common Share returns during periods when the prices of securities held by the Fund generally are rising. Unlike the Fund, the Bloomberg Barclays Global Emerging Markets Index, Bloomberg Barclays Global Aggregate Index and the components of the blended index are not leveraged. Leverage had a positive impact on the performance of the Fund over this reporting period.

                    EMERGING MARKET FIXED INCOME COMMENTARY

MARKET RECAP

Emerging market ("EM") debt enjoyed another promising period, posting its sixth consecutive month of positive returns in May 2017 before the rally came to an end in June. The strong run has surprised many, especially in the wake of relatively subdued commodity prices and a third U.S. interest rate hike in as many quarters. A dip in oil prices did put pressure on a number of EM credits, however. Flows into the asset class remained strong, hitting 27 weeks of consecutive inflows at the end of the period, while President Trump could do little to dampen sentiment despite his 'America first' rhetoric. The U.S. President's inability to push through various pro-growth policies since taking office has been well documented, and is also benefitting EM debt, in our view.

In Europe, the political environment is looking much calmer following Emmanuel Macron's sweeping victory in the French presidential elections. We believe he brings with him a renewed sense of optimism as the Eurozone economy begins to gain some traction. The buoyant sentiment led to hawkish comments from the European Central Bank ("ECB") at its annual conference in late June, which subsequently saw rates markets sell off aggressively and yield curves steepening. EM central banks seem relatively unfazed by the more hawkish Developed Markets ("DM") Central Bank rhetoric, however, instead preferring to maintain their focus on progress at home. Additionally, low inflation in the U.S. and Europe, as well as mixed U.S. economic data over the period, suggests that DM central banks may be limited in their ability to raise rates too much higher.

Over the period, the JP Morgan Emerging Markets Bond Index - Global Diversified returned 6.19% while the spread tightened by 32 basis points to 310 bps. High yield assets started the period strongly but it was investment grade credits that outperformed thereafter, as commodity-linked credits suffered amid the sustained pressure on oil prices. Mongolia and Belize were the top performing credits in the first half of the period, with the latter negotiating a debt restructuring with its bond creditors. The Presidential election in Ecuador and a Eurobond issue in Bolivia also caused these credits to underperform, although Bolivia recovered in June. Venezuela bottomed the JP Morgan EMBI Global Diversified Index at the end of the review period; the South American nation continues to grapple with political strife and market concerns over the government's ability to service its external Eurobond obligations. Conversely, Cameroon, Pakistan, Namibia and Suriname performed relatively well at the backend.

In local currency debt, the JP Morgan Government Bond Index - Emerging Markets Diversified Markets (unhedged in USD terms) returned 10.68% with positive returns witnessed in local rates. Currencies also bolstered returns, despite coming under pressure in June. Brazil began the year particularly well, with its currency appreciating by 4% against the U.S. dollar in January. South Africa, traditionally a bellwether of EM sentiment, was never far from the headlines. President Jacob Zuma fired Finance Minister Pravin Gordhan after recalling Gordhan from investor roadshows in the UK and U.S. Gordhan was one of the few well respected members of Zuma's cabinet and had made great efforts to improve South Africa's debt sustainability during his tenure as Minister of Finance. South Africa was downgraded to junk status as a result. Elsewhere, Turkey was a notable performer in the second half of the review period; the central bank tightened monetary conditions in order to contain inflation. The Czech Republic was another stand out performer as it rallied by nearly 7% in May 2017 after entering the JP Morgan GBI-EM Diversified Index for the first time. Other European countries including Hungary, Poland and Romania did well as they tracked the euro's appreciation against the U.S. dollar. In June 2017, Mexico produced impressive returns from both its bond and currency.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                               SEMI-ANNUAL REPORT
                           JUNE 30, 2017 (UNAUDITED)


PERFORMANCE ANALYSIS

The EM debt portion of the Fund outperformed the EM debt portion of the blended index over the period under review. Country allocation and security selection effects were both positive contributors, while currency exposure detracted from the Fund. In hard currency debt, it benefitted from bond selection in Mexico and zero-weights in China and the Philippines, while an overweight to Iraq was also a positive contributor to performance. On the other side, an overweight to Georgia, Brazil and Bahrain detracted from performance, as did bond selection in Venezuela. In local currency debt, overweights to Brazil, Turkey, Russia and Peru were the main contributors to the Fund's performance, while security selection in South Africa was also beneficial. An underweight to eastern Europe, specifically Poland, the Czech Republic and Hungary detracted from the Fund, while exposure to the Dominican Republic also was a negative.

MARKET AND FUND OUTLOOK

The summer months have finally arrived and with them should bring a quieter market - fewer new issues and reduced secondary market activity - as participants take a well-earned break from what has been a rollercoaster first half of 2017. Many of the key risks which were highlighted at the beginning of the year have failed to materialize. This is mainly because U.S. President Trump, despite his rampant Twitter rhetoric, has struggled to implement much of his fiscal agenda. The market very quickly disregarded his posturing and focused instead on the improved fundamental outlook for emerging markets, relatively stable commodity prices and a quiet China ahead of the Party Congress meeting in October. From an EM perspective, we believe the risks to focus on remain external: U.S. or Eurozone monetary policy tightening, U.S. shale production's impact on oil, renewed geopolitical tensions in both the Middle East and North Korea, and/or the tightening of financial conditions in China.

                          DEVELOPED MARKET COMMENTARY

MARKET RECAP

Political developments were a key focus for global asset markets over the review period. In the U.S., delays to U.S. healthcare reform plans and Trump-related political scandals prompted many to abandon the popular reflation trade as expectations of fiscal stimulus were pushed back further. In Europe, uncertainties surrounding the French Presidential election dominated risk sentiment, although most of this retraced in May as pro-European Union ("EU") centrist leader, Emmanuel Macron, emerged victorious. The UK government triggered Article 50, the formal process to leave the EU. Prime Minister Theresa May, also announced a snap election in a bid to increase her existing majority; however, the plan backfired leaving her with a minority government. Tensions in North Korea also put downwards pressure on global yields.

Against this backdrop, global economic data continued to show signs of improvement, prompting many central banks to signal that it may soon be required to remove excess stimulus despite tepid inflation. The Fed raised interest rates twice. The ECB maintained its policy stance, but signaled that asset purchases could soon be tapered. There was also hawkish rhetoric from the Bank of Canada ("BofC") and Bank of England ("BofE"), with the BoC eventually raising interest rates in July.

U.S. data was mixed over the period with the unemployment falling to a cyclical low of 4.3%, while wages still remained lackluster. The Federal Reserve (the "Fed") raised the interest rate twice: 25bps in March and June, and announced a plan for balance sheet normalization which is expected to take place later in the year. The Fed's outlook for growth remained positive and recent inflation softness was dismissed as transitory and due to 'idiosyncratic' factors.

Political uncertainties were a feature surrounding an investigation into Trump's ties with Russia during the U.S. election campaign, following the dismissal of FBI director James Comey. Healthcare reforms were also delayed several times as the American Health Care Act ("AHCA") bill did not have sufficient support to be passed, raising doubts on the administration's plans to pursue fiscally expansive policies.

European political risks were a focus in the first half of the period as the French Presidential elections approached. France and peripheral spreads reached their widest levels since 2012 as anti-EU party leader Marine Le Pen polled favorably going into the first round. These moves sharply retracted as pro-EU centrist candidate, Emmanuel Macron, secured a resounding victory in the election, later solidifying his position with a parliamentary majority. Elsewhere, news that Italian elections would be delayed also supported further spread compression.

European economic activity continued to surprise to the upside, particularly Euro-area PMI and German Institut fur Wirtschaftsforschung Ander Universitat Munchen ("IFO") survey data. In terms of policy, the ECB kept its pace of asset purchases unchanged at (euro)60bn, while removing its interest rate easing bias

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                               SEMI-ANNUAL REPORT
                           JUNE 30, 2017 (UNAUDITED)

at the June meeting. ECB president Mario Draghi also delivered an upbeat assessment of the economy at the central bank's annual conference in Sintra, noting that "as the economy continues to recover a constant policy stance will become more accommodative", thus implying a gradual withdrawal of stimulus as the recovery progresses. This was regarded as hawkish and appears to be an acknowledgment that further tapering is coming. Bunds sold off sharply afterwards to closed the period 47bps.

UK data remained broadly resilient. CPI surprised to the upside hitting 2.9% in May. There were also a number of hawkish comments from Monetary Policy Committee ("MPC") members who noted that the trade-off between higher inflation and a negative growth impact from tightening had lessened, most significantly Governor Carney at the Sintra conference.

The UK government triggered Article 50, the formal process to leave the European Union. In a surprise announcement, PM Theresa May also announced a snap election, hoping to take advantage of the opposition's weak poll ratings and secure a larger majority. The plan backfired and the Conservative Party lost its majority in the House of Commons, winning only 317 of 650 seats. A 'confidence and supply' agreement has been formed with the Northern-Irish DUP party and Theresa May will have to rely on the votes of their 10 MPs to pass legislation related to the Budget, Brexit and national security.

There were a number of hawkish comments from BofC officials in June. Most notable was Governor Stephen Poloz at the ECB's annual conference in Sintra who stated that the most recent rate cuts have done their jobs and their growth forecasts are expected to remain above the economy's trend rate, raising expectations of an imminent hike.

PERFORMANCE ANALYSIS

The Fund's developed market bond portfolio outperformed during the first quarter. The developed market portion returned 6.62% versus the developed market portion of the blended index return of 4.44%. The portfolio remains underweight the U.S. and core Europe with large overweight positions in Australia, New Zealand, Spain and Portugal.

The major contributor to performance was the Fund's bias to longer dated U.S. maturities as expectations of fiscal stimulus waned prompting longer tenors to outperform, while short dated maturities underperformed as the Fed raised interest rates over the period. Allocations to Portugal and Spain also added value as European economic data continued to improve. These gains were partially offset by an underweight to Japanese yen which was supported by risk-off sentiment in the first half of the period.

MARKET AND FUND OUTLOOK

Our global markets outlook continues to be bearish on interest rate risk, positive on the U.S. dollar and neutral on credit. Having experienced a synchronized pick-up in growth across regions, we now expect a hawkish shift in the policy settings of central banks. It was notable to see the Fed decide to look through recent inflation weakness in their statement, having already deemed the economic weakness in Q1 to be transitory. We also saw a hawkish shift in messaging from Canada, as well as a more divided vote in the most recent BoE meeting (with 3 members voting for a hike). As we progress in the economic cycle, we normally expect to see central banks become increasingly uncomfortable with the level of monetary easing currently deployed, and so we continue to expect continued hawkish surprises as they head towards the exit door. We expect this will be challenging for risk assets whose valuations have been supported by low interest rates and growing or stable central bank balance sheets.

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
PORTFOLIO OF INVESTMENTS (a)
JUNE 30, 2017 (UNAUDITED)

   PRINCIPAL
     VALUE
     (LOCAL                                                                    STATED       STATED          VALUE
   CURRENCY)                             DESCRIPTION                           COUPON      MATURITY     (US DOLLARS)
----------------  ---------------------------------------------------------   --------   ------------   -------------
FOREIGN SOVEREIGN BONDS AND NOTES - 107.1%

                  ARGENTINA - 4.5%
      60,000,000  Argentine Bonos del Tesoro (ARS).........................    16.00%      10/17/23     $   3,898,849
       1,508,000  Argentine Republic Government International Bond (USD)...     5.63%      01/26/22         1,547,962
         715,039  Argentine Republic Government International Bond (USD)...     8.28%      12/31/33           784,756
       1,300,000  Argentine Republic Government International Bond (USD)...     7.13%      07/06/36         1,293,500
                                                                                                        -------------
                                                                                                            7,525,067
                                                                                                        -------------
                  AUSTRALIA - 5.8%
      10,705,000  Treasury Corp. of Victoria (AUD).........................     6.00%      10/17/22         9,693,806
                                                                                                        -------------
                  BAHRAIN - 0.4%
         680,000  Bahrain Government International Bond (USD) (b)..........     7.00%      10/12/28           690,006
                                                                                                        -------------
                  BRAZIL - 5.8%
      32,600,000  Brazil Notas do Tesouro Nacional, Series F (BRL).........    10.00%      01/01/25         9,638,178
                                                                                                        -------------
                  CANADA - 2.6%
       4,043,000  Canadian Government Bond (CAD)...........................     8.00%      06/01/23         4,260,707
                                                                                                        -------------
                  COSTA RICA - 0.4%
         740,000  Costa Rica Government International Bond (USD)...........     4.25%      01/26/23           724,275
                                                                                                        -------------
                  DOMINICAN REPUBLIC - 1.8%
     142,500,000  Dominican Republic Bond (DOP) (b)........................    10.50%      04/07/23         3,029,910
                                                                                                        -------------
                  ECUADOR - 2.1%
         740,000  Ecuador Government International Bond (USD) (b)..........     8.75%      06/02/23           730,750
       2,750,000  Ecuador Government International Bond (USD)..............     9.65%      12/13/26         2,760,175
                                                                                                        -------------
                                                                                                            3,490,925
                                                                                                        -------------
                  EGYPT - 0.6%
         575,000  Egypt Government International Bond (USD) (b)............     6.13%      01/31/22           588,346
         380,000  Egypt Government International Bond (USD) (b)............     8.50%      01/31/47           410,605
                                                                                                        -------------
                                                                                                              998,951
                                                                                                        -------------
                  EL SALVADOR - 0.3%
         580,000  El Salvador Government International Bond (USD)..........     7.65%      06/15/35           544,852
                                                                                                        -------------
                  ETHIOPIA - 1.4%
       1,620,000  Ethiopia International Bond (USD) (b)....................     6.63%      12/11/24         1,609,915
         650,000  Ethiopia International Bond (USD)........................     6.63%      12/11/24           645,954
                                                                                                        -------------
                                                                                                            2,255,869
                                                                                                        -------------
                  GHANA - 1.3%
       6,200,000  Ghana Government Bond (GHS)..............................    21.50%      03/09/20         1,508,331
         600,000  Ghana Government International Bond (USD)................     8.13%      01/18/26           613,725
                                                                                                        -------------
                                                                                                            2,122,056
                                                                                                        -------------
                  HONDURAS - 0.7%
       1,125,000  Honduras Government International Bond (USD) (b).........     7.50%      03/15/24         1,250,156
                                                                                                        -------------
                  HUNGARY - 1.9%
     716,500,000  Hungary Government Bond (HUF)............................     5.50%      06/24/25         3,186,095
                                                                                                        -------------
                  INDONESIA - 2.8%
       1,300,000  Indonesia Government International Bond (USD) (b)........     5.88%      01/15/24         1,486,787
  38,300,000,000  Indonesia Treasury Bond (IDR)............................     8.38%      03/15/34         3,099,347
                                                                                                        -------------
                                                                                                            4,586,134
                                                                                                        -------------
                  IRAQ - 0.9%
       1,760,000  Iraq International Bond (USD)............................     5.80%      01/15/28         1,568,123
                                                                                                        -------------


                        See Notes to Financial Statements                Page 7

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

   PRINCIPAL
     VALUE
     (LOCAL                                                                    STATED       STATED          VALUE
   CURRENCY)                             DESCRIPTION                           COUPON      MATURITY     (US DOLLARS)
----------------  ---------------------------------------------------------   --------   ------------   -------------
FOREIGN SOVEREIGN BONDS AND NOTES (CONTINUED)

                  ITALY - 7.5%
       3,000,000  Italy Buoni Poliennali Del Tesoro (EUR)..................     9.00%      11/01/23     $   5,013,578
       2,000,000  Italy Buoni Poliennali Del Tesoro (EUR)..................     7.25%      11/01/26         3,308,002
         700,000  Italy Buoni Poliennali Del Tesoro (EUR) (b)..............     1.65%      03/01/32           713,423
       2,970,000  Republic of Italy Government International Bond (USD)....     6.88%      09/27/23         3,501,357
                                                                                                        -------------
                                                                                                           12,536,360
                                                                                                        -------------
                  IVORY COAST - 0.5%
         829,900  Ivory Coast Government International Bond (USD)..........     5.75%      12/31/32           799,297
                                                                                                        -------------
                  JAPAN - 5.9%
     830,000,000  Japan Government Thirty Year Bond (JPY)..................     2.40%      03/20/37         9,871,934
                                                                                                        -------------
                  KENYA - 0.4%
         590,000  Kenya Government International Bond (USD)................     6.88%      06/24/24           604,715
                                                                                                        -------------
                  MEXICO - 5.9%
      28,912,000  Mexican Bonos (MXN)......................................     6.50%      06/09/22         1,585,331
      20,000,000  Mexican Bonos (MXN)......................................    10.00%      12/05/24         1,314,041
     110,600,000  Mexican Bonos (MXN)......................................     8.50%      11/18/38         6,976,690
                                                                                                        -------------
                                                                                                            9,876,062
                                                                                                        -------------
                  MONGOLIA - 0.4%
         750,000  Mongolia Government International Bond (USD).............     5.13%      12/05/22           706,293
                                                                                                        -------------
                  NEW ZEALAND - 1.4%
       2,708,000  New Zealand Government Bond (NZD)........................     6.00%      05/15/21         2,248,434
                                                                                                        -------------
                  NIGERIA - 0.4%
         663,000  Nigeria Government International Bond (USD) (b)..........     7.88%      02/16/32           721,039
                                                                                                        -------------
                  PERU - 3.3%
      16,000,000  Peruvian Government International Bond (PEN).............     6.90%      08/12/37         5,411,622
                                                                                                        -------------
                  POLAND - 2.2%
      12,500,000  Republic of Poland Government Bond (PLN).................     4.00%      10/25/23         3,592,318
                                                                                                        -------------
                  PORTUGAL - 3.7%
       2,000,000  Portugal Government International Bond (USD).............     5.13%      10/15/24         2,045,000
       3,000,000  Portugal Obrigacoes do Tesouro OT (EUR) (b)..............     5.65%      02/15/24         4,175,587
                                                                                                        -------------
                                                                                                            6,220,587
                                                                                                        -------------
                  RUSSIA - 7.5%
     745,000,000  Russian Federal Bond - OFZ (RUB).........................     7.05%      01/19/28        12,035,587
         400,000  Russian Foreign Bond - Eurobond (USD)....................     5.88%      09/16/43           449,266
                                                                                                        -------------
                                                                                                           12,484,853
                                                                                                        -------------
                  RWANDA - 0.9%
       1,440,000  Rwanda International Government Bond (USD)...............     6.63%      05/02/23         1,486,800
                                                                                                        -------------
                  SENEGAL - 0.8%
       1,170,000  Senegal Government International Bond (USD)..............     8.75%      05/13/21         1,338,708
                                                                                                        -------------
                  SOUTH AFRICA - 7.5%
      48,160,000  Republic of South Africa Government Bond (ZAR)...........    10.50%      12/21/26         4,086,928
     114,500,000  Republic of South Africa Government Bond (ZAR)...........     6.25%      03/31/36         6,193,756
       2,200,000  Republic of South Africa Government International Bond
                     (USD).................................................     4.88%      04/14/26         2,210,105
                                                                                                        -------------
                                                                                                           12,490,789
                                                                                                        -------------


Page 8                  See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

   PRINCIPAL
     VALUE
     (LOCAL                                                                    STATED       STATED          VALUE
   CURRENCY)                             DESCRIPTION                           COUPON      MATURITY     (US DOLLARS)
----------------  ---------------------------------------------------------   --------   ------------   -------------
FOREIGN SOVEREIGN BONDS AND NOTES (CONTINUED)

                  SPAIN - 5.9%
       5,000,000  Spain Government Bond (EUR) (b)..........................     5.90%      07/30/26     $   7,917,074
       1,000,000  Spain Government Bond (EUR)..............................     6.00%      01/31/29         1,652,021
         100,000  Spain Government Bond (EUR) (b)..........................     5.15%      10/31/44           166,201
                                                                                                        -------------
                                                                                                            9,735,296
                                                                                                        -------------
                  SRI LANKA - 0.9%
       1,500,000  Sri Lanka Government International Bond (USD) (b)........     6.20%      05/11/27         1,501,362
                                                                                                        -------------
                  SUPRANATIONALS - 6.0%
       7,604,000  European Investment Bank (GBP)...........................     8.75%      08/25/17        10,022,527
                                                                                                        -------------
                  SURINAME - 0.4%
         675,000  Republic of Suriname (USD) (b)...........................     9.25%      10/26/26           695,250
                                                                                                        -------------
                  TANZANIA - 0.4%
         580,004  Tanzania Government International Bond (USD) (c).........     7.42%      03/09/20           608,830
                                                                                                        -------------
                  TURKEY - 7.5%
         920,000  Hazine Mustesarligi Varlik Kiralama AS (USD) (b).........     5.00%      04/06/23           939,789
       4,100,000  Turkey Government Bond (TRY).............................     6.30%      02/14/18         1,135,571
      36,000,000  Turkey Government International Bond (TRY)...............    10.40%      03/20/24        10,318,749
                                                                                                        -------------
                                                                                                           12,394,109
                                                                                                        -------------
                  UKRAINE - 1.5%
       1,720,000  Ukraine Government International Bond (USD) (b)..........     7.75%      09/01/24         1,690,361
         197,000  Ukraine Government International Bond (USD) (b)..........     7.75%      09/01/25           192,789
         197,000  Ukraine Government International Bond (USD) (b)..........     7.75%      09/01/26           192,039
         197,000  Ukraine Government International Bond (USD) (b)..........     7.75%      09/01/27           191,250
         716,000  Ukraine Government International Bond (USD) (b)..........     (d)        05/31/40           280,443
                                                                                                        -------------
                                                                                                            2,546,882
                                                                                                        -------------
                  UNITED KINGDOM - 1.6%
       1,250,000  United Kingdom Gilt (GBP)................................     4.25%      12/07/49         2,589,479
                                                                                                        -------------
                  URUGUAY - 0.7%
         390,000  Uruguay Government International Bond (USD)..............     4.38%      10/27/27           416,325
      18,609,000  Uruguay Government International Bond (UYU) (b)..........     9.88%      06/20/22           670,949
                                                                                                        -------------
                                                                                                            1,087,274
                                                                                                        -------------
                  VENEZUELA - 0.6%
       2,175,000  Venezuela Government Inernational Bond (USD).............     9.25%      05/07/28           970,594
                                                                                                        -------------
                  TOTAL FOREIGN SOVEREIGN BONDS AND NOTES............................................     178,106,524
                  (Cost $178,624,372)                                                                   -------------

FOREIGN CORPORATE BONDS AND NOTES (e) - 22.7%

                  ARGENTINA - 0.3%
         525,000  Genneia S.A. (USD) (b)...................................     8.75%      01/20/22           559,556
                                                                                                        -------------
                  AZERBAIJAN - 0.8%
       1,305,000  Southern Gas Corridor CJSC (USD) (b).....................     6.88%      03/24/26         1,416,186
                                                                                                        -------------
                  BANGLADESH - 0.5%
         750,000  Banglalink Digital Communications Ltd. (USD) (b).........     8.63%      05/06/19           787,500
                                                                                                        -------------
                  BARBADOS - 0.5%
         750,000  Sagicor Finance 2015 Ltd. (USD) (b)......................     8.88%      08/11/22           841,875
                                                                                                        -------------


                        See Notes to Financial Statements                 Page 9

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

   PRINCIPAL
     VALUE
     (LOCAL                                                                    STATED       STATED          VALUE
   CURRENCY)                             DESCRIPTION                           COUPON      MATURITY     (US DOLLARS)
----------------  ---------------------------------------------------------   --------   ------------   -------------
FOREIGN CORPORATE BONDS AND NOTES (e) (CONTINUED)

                  BRAZIL - 3.6%
       1,550,000  OAS Finance Ltd. (USD) (f) (g) (h) (i)...................     8.88%        (j)        $      85,250
         460,000  OAS Investments GmbH (USD) (f) (g) (h)...................     8.25%      10/19/19            25,300
       1,830,000  Petrobras Global Finance B.V . (USD).....................     8.75%      05/23/26         2,109,075
       1,600,000  Petrobras Global Finance BV (USD)........................     5.38%      01/27/21         1,630,720
         592,835  QGOG Atlantic/Alaskan Rigs Ltd. (USD)....................     5.25%      07/30/18           579,497
         975,000  QGOG Constellation S.A. (USD)............................     6.25%      11/09/19           704,437
         780,000  Vale Overseas Ltd. (USD).................................     6.88%      11/21/36           840,450
                                                                                                        -------------
                                                                                                            5,974,729
                                                                                                        -------------
                  COLOMBIA - 0.3%
         550,000  Banco GNB Sudameris S.A. (USD) (b) (i)...................     6.50%      04/03/27           569,250
                                                                                                        -------------
                  DOMINICAN REPUBLIC - 1.2%
       1,860,000  AES Andres BV / Dominican Power Partners / Empresa
                     Generadora de Electricidad Itabo (USD) (b)............     7.95%      05/11/26         2,024,573
                                                                                                        -------------
                  EL SALVADOR - 0.5%
         800,000  Grupo Unicomer Co., Ltd. (USD) (b).......................     7.88%      04/01/24           862,160
                                                                                                        -------------
                  GEORGIA - 2.2%
         540,000  BGEO Group JSC (USD) (b).................................     6.00%      07/26/23           550,260
         975,000  Georgian Oil and Gas Corp. JSC (USD) (b).................     6.75%      04/26/21         1,023,750
       1,830,000  Georgian Railway JSC (USD)...............................     7.75%      07/11/22         2,018,446
                                                                                                        -------------
                                                                                                            3,592,456
                                                                                                        -------------
                  GUATEMALA - 0.5%
         735,000  Comcel Trust via Comunicaciones Celulares S.A.
                     (USD) (b).............................................     6.88%      02/06/24           785,641
                                                                                                        -------------
                  HONG KONG - 0.5%
         765,000  Shimao Property Holdings Ltd. (USD)......................     8.38%      02/10/22           842,931
                                                                                                        -------------
                  KAZAKHSTAN - 1.1%
         789,000  Tengizchevroil Finance Co. International Ltd.
                     (USD) (b).............................................     4.00%      08/15/26           762,529
       1,085,000  Zhaikmunai LLP (USD) (b).................................     7.13%      11/13/19         1,101,933
                                                                                                        -------------
                                                                                                            1,864,462
                                                                                                        -------------
                  MEXICO - 1.8%
         790,000  Alfa SAB de CV (USD).....................................     6.88%      03/25/44           865,050
         670,000  Cemex SAB de CV (USD) (b)................................     7.75%      04/16/26           767,988
      13,950,000  Petroleos Mexicanos (MXN)................................     7.19%      09/12/24           697,394
         680,000  Unifin Financiera SAB de CV SOFOM ENR (USD) (b)..........     7.25%      09/27/23           699,040
                                                                                                        -------------
                                                                                                            3,029,472
                                                                                                        -------------
                  NETHERLANDS - 0.4%
         600,000  GTH Finance BV (USD) (b).................................     7.25%      04/26/23           663,375
                                                                                                        -------------
                  NIGERIA - 1.8%
         750,000  Access Bank PLC (USD) (b)................................    10.50%      10/19/21           810,945
         730,000  IHS Netherlands Holdco BV (USD) (b)......................     9.50%      10/27/21           747,267
         720,000  United Bank for Africa PLC (USD) (b).....................     7.75%      06/08/22           697,230
         740,000  Zenith Bank PLC (USD) (b)................................     7.38%      05/30/22           726,458
                                                                                                        -------------
                                                                                                            2,981,900
                                                                                                        -------------
                  PARAGUAY - 0.7%
       1,020,000  Banco Regional SAECA (USD) (b)...........................     8.13%      01/24/19         1,087,830
                                                                                                        -------------


Page 10                 See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

   PRINCIPAL
     VALUE
     (LOCAL                                                                    STATED       STATED          VALUE
   CURRENCY)                             DESCRIPTION                           COUPON      MATURITY     (US DOLLARS)
----------------  ---------------------------------------------------------   --------   ------------   -------------
FOREIGN CORPORATE BONDS AND NOTES (e) (CONTINUED)

                  RUSSIA - 1.5%
         750,000  Credit Bank of Moscow Via CBOM Finance PLC
                     (USD) (b) (i).........................................     7.50%      10/05/27     $     745,161
       1,045,000  Evraz Group S.A. (USD) (b)...............................     5.38%      03/20/23         1,049,441
         640,000  Polyus Finance PLC (USD) (b).............................     5.25%      02/07/23           657,856
                                                                                                        -------------
                                                                                                            2,452,458
                                                                                                        -------------
                  TURKEY - 1.0%
         744,000  Turkiye Vakiflar Bankasi TAO (USD).......................     6.00%      11/01/22           738,912
         870,000  Yasar Holdings AS (USD) (b)..............................     8.88%      05/06/20           899,367
                                                                                                        -------------
                                                                                                            1,638,279
                                                                                                        -------------
                  UKRAINE - 0.8%
         530,000  MHP S.A. (USD) (b).......................................     7.75%      05/10/24           539,169
         735,000  Ukreximbank Via Biz Finance PLC (USD)....................     9.63%      04/27/22           760,038
                                                                                                        -------------
                                                                                                            1,299,207
                                                                                                        -------------
                  UNITED KINGDOM - 2.5%
      77,550,000  HSBC Bank PLC (EGP) (b)..................................     (d)        09/21/17         4,088,922
                                                                                                        -------------
                  VENEZUELA - 0.2%
       1,030,000  Petroleos de Venezuela S.A. (USD)........................     6.00%      05/16/24           387,795
                                                                                                        -------------
                  TOTAL FOREIGN CORPORATE BONDS AND NOTES............................................      37,750,557
                  (Cost $37,954,700)                                                                    -------------

U.S. GOVERNMENT BONDS AND NOTES - 4.3%

                  UNITED STATES - 4.3%
       5,002,000  United States Treasury Note (USD)........................     3.75%      11/15/43         5,881,062
       1,260,000  United States Treasury Note (USD)........................     1.50%      08/15/26         1,178,789
                                                                                                        -------------
                  TOTAL U.S. GOVERNMENT BONDS AND NOTES..............................................       7,059,851
                  (Cost $7,133,429)                                                                     -------------

                  TOTAL INVESTMENTS - 134.1%.........................................................     222,916,932
                  (Cost $223,712,501) (k)

                  OUTSTANDING LOANS - (37.8%)..........................................................   (62,764,785)
                  NET OTHER ASSETS AND LIABILITIES - 3.7%..............................................     6,101,871
                                                                                                        -------------
                  NET ASSETS - 100.0%.................................................................. $ 166,254,018
                                                                                                        =============


                        See Notes to Financial Statements                Page 11

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

-----------------------------

(a) All of these securities are available to serve as collateral for the outstanding loans.

(b) This security, sold within the terms of a private placement memorandum, is exempt from registration under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by Aberdeen Asset Management Inc. (the "Sub-Advisor"). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At June 30, 2017, securities noted as such amounted to $55,309,293 or 33.3% of net assets.

(c) Floating rate security. The interest rate shown reflects the rate in effect at June 30, 2017.

(d)   Zero coupon bond.

(e) Portfolio securities are included in a country based upon their underlying credit exposure as determined by the Sub-Advisor.

(f) This issuer has filed for bankruptcy protection in a Sao Paulo state court.

(g) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2D - Restricted Securities in the Notes to Financial Statements).

(h)   This security is in default and interest is not being accrued by the Fund.

(i) Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at June 30, 2017. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(j)   Perpetual maturity.

(k) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2017, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $9,682,211 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $10,477,780.

Currency Abbreviations:
      ARS  Argentine Peso
      AUD  Australian Dollar
      BRL  Brazilian Real
      CAD  Canadian Dollar
      DOP  Dominican Peso
      EGP  Egyptian Pound
      EUR  Euro
      GBP  British Pound Sterling
      GHS  Ghanaian Cedi
      HUF  Hungarian Forint
      IDR  Indonesian Rupiah
      INR  Indian Rupee
      JPY  Japanese Yen
      MXN  Mexican Peso
      NZD  New Zealand Dollar
      PEN  Peruvian New Sol
      PLN  Polish Zloty
      RUB  Russian Ruble
      TRY  Turkish Lira
      USD  United States Dollar
      UYU  Uruguayan Peso
      ZAR  South African Rand


Page 12                 See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                      ASSETS TABLE
                                                                                            LEVEL 2           LEVEL 3
                                                          TOTAL           LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                        VALUE AT           QUOTED          OBSERVABLE      UNOBSERVABLE
                                                        6/30/2017          PRICES            INPUTS           INPUTS
                                                      -------------    --------------    --------------    -------------
Foreign Sovereign Bonds and Notes*.................   $ 178,106,524    $           --    $  178,106,524   $           --
Foreign Corporate Bonds and Notes*.................      37,750,557                --        37,750,557               --
U.S. Government Bonds and Notes*...................       7,059,851                --         7,059,851               --
                                                      -------------    --------------    --------------    -------------
Total Investments..................................     222,916,932                --       222,916,932               --
Forward Foreign Currency Contracts**...............         415,073                --           415,073               --
                                                      -------------    --------------    --------------    -------------
Total..............................................   $ 223,332,005    $           --    $  223,332,005   $           --
                                                      =============    ==============    ==============    =============

                                                   LIABILITIES TABLE
                                                                                            LEVEL 2           LEVEL 3
                                                          TOTAL           LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                        VALUE AT           QUOTED          OBSERVABLE      UNOBSERVABLE
                                                        6/30/2017          PRICES            INPUTS           INPUTS
                                                      -------------    --------------    --------------    -------------
Forward Foreign Currency Contracts**...............   $   1,153,598    $           --    $    1,153,598    $          --
                                                      =============    ==============    ==============    =============

*     See the Portfolio of Investments for country breakout

**    See the Foreign Currency Contracts table for contract and currency detail.


All transfers in and out of the levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between levels at June 30, 2017.

-------------------------------------------
CURRENCY EXPOSURE               % OF TOTAL
DIVERSIFICATION                INVESTMENTS+
-------------------------------------------
USD                                45.4%
EUR                                10.3
RUB                                 5.4
TRY                                 5.2
JPY                                 4.5
BRL                                 4.3
MXN                                 4.1
ZAR                                 3.6
PEN                                 2.4
GBP                                 2.2
AUD                                 2.0
ARS                                 1.8
PLN                                 1.6
HUF                                 1.4
IDR                                 1.4
DOP                                 1.4
NZD                                 1.0
INR                                 0.9
GHS                                 0.7
UYU                                 0.3
EGP                                 0.1
CAD                                 0.0*
-------------------------------------------
                       Total      100.0%
                                  ======

+ The weightings include the impact of currency forwards.

* Amount is less than 0.1%.


                        See Notes to Financial Statements                Page 13

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

FORWARD FOREIGN CURRENCY CONTRACTS (see Note 2C - Forward Foreign Currency Contracts in the Notes to Financial Statements).

                                              FORWARD FOREIGN CURRENCY CONTRACTS
                                --------------------------------------------------------------
                                                                                  PURCHASE             SALE           UNREALIZED
 SETTLEMENT                            AMOUNT                 AMOUNT            VALUE AS OF        VALUE AS OF       APPRECIATION
    DATE        COUNTERPARTY        PURCHASED (a)            SOLD (a)            6/30/2017          6/30/2017       (DEPRECIATION)
------------   --------------   ---------------------   -------------------   ----------------   ----------------   --------------
  07/14/17          RBC         AUD           321,000   USD         243,006   $        246,672   $        243,006   $        3,666
  07/14/17          JPM         EUR         4,625,000   USD       5,185,175          5,286,490          5,185,175          101,315
  07/14/17          GS          GBP           430,000   USD         547,722            560,320            547,722           12,598
  08/23/17          CIT         INR       123,870,000   USD       1,913,346          1,903,006          1,913,346          (10,340)
  08/23/17          GS          RUB       569,268,000   USD       9,550,195          9,541,245          9,550,195           (8,950)
  07/14/17          JPM         USD         5,334,409   AUD       7,109,000          5,334,409          5,462,903         (128,494)
  07/14/17          GS          USD         4,190,492   CAD       5,599,000          4,190,492          4,318,754         (128,262)
  08/23/17          CIT         USD         3,899,602   EGP      71,950,000          3,899,602          3,907,781           (8,179)
  07/14/17          CIT         USD         4,529,741   EUR       4,625,000          4,937,881          5,286,490         (348,609)
  07/14/17          CIT         USD         7,829,753   GBP       6,300,000          7,829,753          8,209,338         (379,585)
  07/14/17          JPM         USD         1,378,511   MXN      26,128,000          1,378,511          1,436,253          (57,742)
  08/23/17          CIT         USD         5,884,281   RUB     340,641,000          5,884,281          5,709,331          174,950
  08/23/17          CIT         USD         3,954,458   RUB     228,627,000          3,954,458          3,831,914          122,544
  07/14/17          JPM         USD         2,023,167   ZAR      29,369,000          2,155,773          2,239,210          (83,437)
                                                                                                                    --------------
Net Unrealized Appreciation (Depreciation) ......................................................................   $     (738,525)
                                                                                                                    ==============

(a)   See Portfolio of Investments for currency descriptions.

See Note 2E - Offsetting on the Statement of Assets and Liabilities in the Notes to Financial Statements for a table that presents the forward foreign currency contracts' assets and liabilities on a gross basis.

Counterparty Abbreviations:
  CIT  Citibank, NA
  GS   Goldman Sachs
  JPM  JPMorgan Chase
  RBC  Royal Bank of Canada


Page 14                 See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2017 (UNAUDITED)

ASSETS:
Investments, at value
   (Cost $223,712,501)..........................................................................     $222,916,932
Cash............................................................................................        3,362,644
Foreign currency (Cost $1,058,823)..............................................................        1,058,068
Unrealized appreciation on forward foreign currency contracts...................................          415,073
Receivables:
   Interest.....................................................................................        4,572,346
   Investment securities sold...................................................................          851,471
Prepaid expenses................................................................................           15,159
                                                                                                     ------------
   Total Assets.................................................................................      233,191,693
                                                                                                     ------------
LIABILITIES:
Outstanding loan................................................................................       62,764,785
Unrealized depreciation on forward foreign currency contracts...................................        1,153,598
Payables:
   Investment securities purchased..............................................................        1,858,237
   Due to broker................................................................................          540,746
   Investment advisory fees.....................................................................          244,210
   Offering costs...............................................................................          162,800
   Custodian fees...............................................................................           69,538
   Audit and tax fees...........................................................................           33,922
   Deferred foreign capital gains tax...........................................................           33,252
   Interest and fees on loan....................................................................           29,403
   Transfer agent fees..........................................................................           20,055
   Administrative fees..........................................................................           16,696
   Printing fees................................................................................            5,556
   Legal fees...................................................................................            3,692
   Financial reporting fees.....................................................................              771
   Trustees' fees and expenses..................................................................              209
Other liabilities...............................................................................              205
                                                                                                     ------------
   Total Liabilities............................................................................       66,937,675
                                                                                                     ------------
NET ASSETS......................................................................................     $166,254,018
                                                                                                     ============
NET ASSETS CONSIST OF:
Paid-in capital.................................................................................     $181,641,116
Par value.......................................................................................          129,503
Accumulated net investment income (loss)........................................................       (5,638,502)
Accumulated net realized gain (loss) on investments, forward foreign currency
   contracts and foreign currency transactions..................................................      (11,425,744)
Net unrealized appreciation (depreciation) on investments, forward foreign
   currency contracts and foreign currency translation..........................................        1,547,645
                                                                                                     ------------
NET ASSETS......................................................................................     $166,254,018
                                                                                                     ============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)............................     $      12.84
                                                                                                     ============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized).....       12,950,337
                                                                                                     ============


                        See Notes to Financial Statements                Page 15

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2017 (UNAUDITED)

INVESTMENT INCOME:
Interest (net of foreign withholding tax of $12,163)............................................     $  8,823,420
Other...........................................................................................            3,749
                                                                                                     ------------
   Total investment income......................................................................        8,827,169
                                                                                                     ------------
EXPENSES:
Investment advisory fees........................................................................        1,473,362
Interest and fees on outstanding loans..........................................................          684,486
Shelf offering costs............................................................................          162,800
Custodian fees..................................................................................          120,409
Legal fees......................................................................................          109,813
Administrative fees.............................................................................           83,441
Printing fees...................................................................................           30,379
Audit and tax fees..............................................................................           28,926
Transfer agent fees.............................................................................           20,116
Trustees' fees and expenses.....................................................................            8,667
Financial reporting fees........................................................................            4,625
Other...........................................................................................            9,966
                                                                                                     ------------
   Total expenses...............................................................................        2,736,990
                                                                                                     ------------
NET INVESTMENT INCOME (LOSS)....................................................................        6,090,179
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments..................................................................................        1,219,672
   Forward foreign currency contracts...........................................................          790,757
   Foreign currency transactions................................................................         (173,825)
   Foreign capital gains tax....................................................................          (35,761)
                                                                                                     ------------
Net realized gain (loss)........................................................................        1,800,843
                                                                                                     ------------
Net change in unrealized appreciation (depreciation) on:
   Investments..................................................................................       15,001,972
   Forward foreign currency contracts...........................................................       (2,329,728)
   Foreign currency translation.................................................................         (774,842)
   Deferred foreign capital gains tax...........................................................          (12,394)
                                                                                                     ------------
Net change in unrealized appreciation (depreciation)............................................       11,885,008
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS).........................................................       13,685,851
                                                                                                     ------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING FROM OPERATIONS................................     $ 19,776,030
                                                                                                     ============


Page 16                 See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          SIX MONTHS
                                                                                            ENDED            YEAR
                                                                                          6/30/2017         ENDED
                                                                                         (UNAUDITED)      12/31/2016
                                                                                        --------------  --------------
OPERATIONS:
Net investment income (loss).........................................................   $    6,090,179  $   12,617,344
Net realized gain (loss).............................................................        1,800,843      (8,275,605)
Net change in unrealized appreciation (depreciation).................................       11,885,008      18,418,954
                                                                                        --------------  --------------
Net increase (decrease) in net assets resulting from operations......................       19,776,030      22,760,693
                                                                                        --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income................................................................       (7,770,202)     (7,434,503)
Return of capital....................................................................               --      (8,105,901)
                                                                                        --------------  --------------
Total distributions to shareholders..................................................       (7,770,202)    (15,540,404)
                                                                                        --------------  --------------
CAPITAL TRANSACTIONS:
Purchase of Common Shares pursuant to a tender offer.................................      (54,234,272)             --
                                                                                        --------------  --------------
Net increase (decrease) in net assets resulting from capital transactions............      (54,234,272)             --
                                                                                        --------------  --------------
Total increase (decrease) in net assets..............................................      (42,228,444)      7,220,289

NET ASSETS:
Beginning of period..................................................................      208,482,462     201,262,173
                                                                                        --------------  --------------
End of period........................................................................   $  166,254,018  $  208,482,462
                                                                                        ==============  ==============
Accumulated net investment income (loss) at end of period............................   $   (5,638,502) $   (3,958,479)
                                                                                        ==============  ==============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period.................................................       17,267,115      17,267,115
Common Shares purchased pursuant to a tender offer*..................................       (4,316,778)             --
Common Shares repurchased**..........................................................               --              --
                                                                                        --------------  --------------
Common Shares at end of period.......................................................       12,950,337      17,267,115
                                                                                        ==============  ==============

-----------------------------

* On May 25, 2017, the Fund commenced a tender offer for up to 25% of its outstanding common shares for cash at a price per share equal to 98% of the net asset value per share determined on the expiration date. The Fund's tender offer expired at 5:00 p.m. New York City time on Friday, June 23, 2017. Because the Fund's tender offer was oversubscribed, the Fund repurchased 4,316,778 (25%) of its outstanding common shares on a pro-rata basis based on the number of shares properly tendered.

** On September 15, 2015, the Fund commenced a Share Repurchase Program. The program expired on March 15, 2016, but the Board of Trustees of the Fund has subsequently authorized the continuation of the Fund's share repurchase program until September 15, 2017. The Fund did not repurchase any shares during the six months ended June 30, 2017, and the year ended December 31, 2016. The Fund expects to continue the share repurchase program until the earlier of (i) the repurchase of an additional 727,422 common shares (for an aggregate of 870,510) or (ii) September 15, 2017.


                        See Notes to Financial Statements                Page 17

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2017 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations.................    $  19,776,030
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
      Purchases of investments..................................................      (88,581,763)
      Sales, maturities and paydowns of investments.............................      158,976,833
      Net amortization/accretion of premiums/discounts on investments...........          583,061
      Net realized gain/loss on investments.....................................       (1,219,672)
      Net change in unrealized appreciation/depreciation on forward foreign
         currency contracts.....................................................        2,329,728
      Net change in unrealized appreciation/depreciation on investments.........      (15,001,972)
CHANGES IN ASSETS AND LIABILITIES:
      Decrease in interest receivable...........................................        1,106,217
      Decrease in due from broker...............................................           50,224
      Increase in prepaid expenses..............................................          (11,115)
      Increase in due to broker.................................................          540,746
      Decrease in interest and fees on loans payable............................          (73,652)
      Decrease in investment advisory fees payable..............................              (95)
      Decrease in audit and tax fees payable....................................          (24,397)
      Decrease in legal fees payable............................................           (3,112)
      Decrease in printing fees payable.........................................          (16,365)
      Decrease in administrative fees payable...................................           (5,173)
      Increase in offering costs................................................          162,800
      Increase in custodian fees payable........................................           24,265
      Increase in transfer agent fees payable...................................            9,953
      Increase in Trustees' fees and expenses payable...........................              178
      Increase in deferred foreign capital gains tax............................           12,394
      Decrease in other liabilities payable.....................................           (2,562)
                                                                                    -------------
CASH PROVIDED BY OPERATING ACTIVITIES...........................................                     $   78,632,551
                                                                                                     --------------
CASH FLOWS FROM FINANCING ACTIVITIES:
      Purchase pursuant to a tender offer.......................................      (54,234,272)
      Distributions to Common Shareholders from ordinary income.................       (7,770,202)
      Repayment of borrowing....................................................      (20,500,000)
      Effect of exchange rate changes on Euro borrowing (a).....................          843,523
                                                                                    -------------
CASH USED IN FINANCING ACTIVITIES...............................................                        (81,660,951)
                                                                                                     --------------
Decrease in cash and foreign currency (b).......................................                         (3,028,400)
Cash and foreign currency at beginning of period................................                          7,449,112
                                                                                                     --------------
CASH AND FOREIGN CURRENCY AT END OF PERIOD......................................                     $    4,420,712
                                                                                                     ==============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees...............................                     $      758,138
                                                                                                     ==============

-----------------------------

(a) This amount is a component of net change in unrealized appreciation (depreciation) on foreign currency translation as shown on the Statement of Operations.

(b) Includes net change in unrealized appreciation (depreciation) on foreign currency of $68,681, which does not include the effect of exchange rate changes on Euro borrowings.


Page 18                 See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             SIX MONTHS
                                                ENDED                               YEAR ENDED DECEMBER 31,
                                              6/30/2017     -----------------------------------------------------------------------
                                             (UNAUDITED)       2016           2015           2014           2013           2012
                                             -----------    -----------    -----------    -----------    -----------    -----------
Net asset value, beginning of period.......   $   12.07      $   11.66      $   13.77      $   15.32      $   18.37      $   16.94
                                              ---------      ---------      ---------      ---------      ---------      ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...............        0.24           0.73           0.82           1.03           1.07           1.18
Net realized and unrealized gain (loss)....        0.98           0.58          (1.80)         (1.22)         (2.56)          1.81
                                              ---------      ---------      ---------      ---------      ---------      ---------
Total from investment operations...........        1.22           1.31          (0.98)         (0.19)         (1.49)          2.99
                                              ---------      ---------      ---------      ---------      ---------      ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income......................       (0.45)         (0.43)            --          (0.71)         (1.08)         (1.32)
Net realized gain..........................          --             --             --          (0.13)         (0.13)            --
Return of capital..........................          --          (0.47)         (1.14)         (0.52)         (0.35)         (0.24)
                                              ---------      ---------      ---------      ---------      ---------      ---------
Total distributions........................       (0.45)         (0.90)         (1.14)         (1.36)         (1.56)         (1.56)
                                              ---------      ---------      ---------      ---------      ---------      ---------
Common share repurchase....................          --             --           0.01             --             --             --
                                              ---------      ---------      ---------      ---------      ---------      ---------
Net asset value, end of period.............   $   12.84      $   12.07      $   11.66      $   13.77      $   15.32      $   18.37
                                              =========      =========      =========      =========      =========      =========
Market value, end of period................   $   11.65      $   11.16      $   10.13      $   12.04      $   14.05      $   17.85
                                              =========      =========      =========      =========      =========      =========
TOTAL RETURN BASED ON NET ASSET VALUE (a)..       10.56%         12.39%         (6.03)%        (0.84)%        (7.91)%        18.51%
                                              =========      =========      =========      =========      =========      =========
TOTAL RETURN BASED ON MARKET VALUE (a).....        8.49%         19.61%         (6.63)%        (5.46)%       (13.13)%        23.85%
                                              =========      =========      =========      =========      =========      =========
-----------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......   $ 166,254      $ 208,482      $ 201,262      $ 239,807      $ 266,682      $ 319,570
Ratio of total expenses to average net
   assets..................................        2.56% (b)      2.19%          2.10%          2.16%          2.10%          2.09%
Ratio of total expenses to average net
   assets excluding interest expense.......        1.92% (b)      1.71%          1.71%          1.76%          1.72%          1.71%
Ratio of net investment income (loss) to
   average net assets......................        5.70% (b)      5.93%          6.42%          6.79%          6.41%          6.72%
Portfolio turnover rate....................          29%            64%            61%            61%            56%            56%
INDEBTEDNESS:
Total loan outstanding (in 000's)..........   $  62,765      $  82,421      $  86,243      $  97,405      $  98,966      $  98,441
Asset coverage per $1,000 of indebtedness
   (c).....................................   $   3,649      $   3,529      $   3,334      $   3,462      $   3,695      $   4,246

-----------------------------

(a) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

(b)   Annualized.

(c) Calculated by subtracting the Fund's total liabilities (not including the loan outstanding) from the Fund's total assets, and dividing by the outstanding loan balance in 000's.


                        See Notes to Financial Statements                Page 19

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                           JUNE 30, 2017 (UNAUDITED)


                                1. ORGANIZATION

First Trust/Aberdeen Global Opportunity Income Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on September 2, 2004, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FAM on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund pursues these objectives by investing its Managed Assets in the world bond markets through a diversified portfolio of investment grade and below-investment grade government and corporate debt securities. "Managed Assets" means the total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings, if any. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Bonds, notes and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;

      2)    reported trades;

      3)    broker/dealer quotes;

      4)    issuer spreads;

      5)    benchmark securities;

      6)    bids and offers; and

      7)    reference data including market research publications.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;

      2)    the liquidity conditions in the relevant market and changes thereto;

      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                           JUNE 30, 2017 (UNAUDITED)

      4) issuer-specific conditions (such as significant credit deterioration); and

      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

      Forward foreign currency contracts are fair valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended, (the "1933 Act")) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1) the fundamental business data relating to the issuer, or economic data relating to the country of issue;

      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

      3)    the type, size and cost of security;

      4) the financial statements of the issuer, or the financial condition of the country of issue;

      5) the credit quality and cash flow of the issuer, or country of issue, based on the Aberdeen Asset Management Inc.'s ("Aberdeen" or the "Sub-Advisor") or external analysis;

      6) the information as to any transactions in or offers for the security;

      7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

      8)    the coupon payments;

      9) the quality, value and salability of collateral, if any, securing the security;

     10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management (for corporate debt only);

     11) the economic, political and social prospects/developments of the country of issue and the assessment of the country's governmental leaders/officials (for sovereign debt only);

     12) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and

     13)    other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of June 30, 2017, is included with the Fund's Portfolio of Investments.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                           JUNE 30, 2017 (UNAUDITED)


B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded by using the effective interest method.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At June 30, 2017, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

C. FORWARD FOREIGN CURRENCY CONTRACTS

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements between two parties ("Counterparties") to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in "Unrealized appreciation on forward foreign currency contracts" and "Unrealized depreciation on forward foreign currency contracts" on the Statement of Assets and Liabilities. The change in unrealized appreciation/depreciation is included in "Net change in unrealized appreciation (depreciation) on forward foreign currency contracts" on the Statement of Operations. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund's basis in the contract. This realized gain or loss is included in "Net realized gain (loss) on forward foreign currency contracts" on the Statement of Operations. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency, securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund's intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

D. RESTRICTED SECURITIES

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of June 30, 2017, the Fund held restricted securities as shown in the following table that Aberdeen has deemed illiquid pursuant to procedures adopted by the Fund's Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity date and yield for these issuers.

                               ACQUISITION        PAR        CURRENT      CARRYING                    % OF NET
SECURITY                          DATE          AMOUNT        PRICE         COST          VALUE        ASSETS
---------------------------------------------------------------------------------------------------------------
OAS Finance Ltd, 8.88%          4/18/2013      1,550,000     $   5.50    $ 1,550,000    $  85,250       0.05%
OAS Investments GmbH, 8.25%,
   10/19/19                    10/12/2012        460,000         5.50        460,000       25,300       0.02
                                                                         --------------------------------------
                                                                         $ 2,010,000    $ 110,550       0.07%
                                                                         ======================================


E. OFFSETTING ON THE STATEMENT OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities require entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                           JUNE 30, 2017 (UNAUDITED)


For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statement of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting Counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

At June 30, 2017, derivative assets and liabilities (by type) on a gross basis are as follows:

                                                                                      Gross Amounts
                                                                                    not Offset in the
                                                                                      Statement of
                                                                Net Amounts of   Assets and Liabilities
                                             Gross Amounts     Assets Presented  -----------------------
                        Gross Amounts of     Offset in the     in the Statement               Collateral
                           Recognized     Statement of Assets   of Assets and     Financial    Amounts
                             Assets         and Liabilities      Liabilities     Instruments   Pledged    Net Amount
---------------------------------------------------------------------------------------------------------------------
Forward Foreign
   Currency Contracts*   $     415,073       $        --       $      415,073    $ (411,407)  $     --    $    3,666


                                                                                      Gross Amounts
                                                                                    not Offset in the
                                                                Net Amounts of        Statement of
                                                                 Liabilities     Assets and Liabilities
                                             Gross Amounts        Presented      -----------------------
                        Gross Amounts of     Offset in the     in the Statement               Collateral
                           Recognized     Statement of Assets   of Assets and     Financial    Amounts
                          Liabilities       and Liabilities      Liabilities     Instruments   Pledged    Net Amount
---------------------------------------------------------------------------------------------------------------------
Forward Foreign
   Currency Contracts*   $  (1,153,598)      $        --       $   (1,153,598)   $  411,407   $     --    $ (742,191)

* The respective Counterparties for each contract are disclosed in the Forward Foreign Currency Contracts table in the Portfolio of Investments.

F. FOREIGN CURRENCY

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statement of Operations.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                           JUNE 30, 2017 (UNAUDITED)


The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from:
Ordinary income.................................  $   7,434,503
Capital gain....................................             --
Return of capital...............................      8,105,901

As of December 31, 2016, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income...................  $          --
Undistributed capital gains.....................             --
                                                  -------------
Total undistributed earnings....................             --
Accumulated capital and other losses............     (8,458,692)
Net unrealized appreciation (depreciation)......    (18,975,148)
                                                  -------------
Total accumulated earnings (losses).............    (27,433,840)
Other...........................................        (88,589)
Paid-in capital.................................    236,004,891
                                                  -------------
Net assets......................................  $ 208,482,462
                                                  =============

H. INCOME AND OTHER TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Certain countries assess a capital gains tax on securities sold in their local markets. This tax is accrued as the securities in these foreign markets appreciate in value and is paid at the time of sale to the extent a capital gain is realized. Taxes accrued on securities in an unrealized appreciation position are included in "Net change in unrealized appreciation (depreciation)" on the Statement of Operations. The capital gains tax paid on securities sold is included in "Net realized gain/loss" on the Statement of Operations.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2016, the Fund had $8,424,909 non-expiring capital loss carryforwards for federal income tax purposes.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended December 31, 2016, the Fund incurred and elected to defer capital losses of $33,783.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2013, 2014, 2015 and 2016 remain open to federal and state audit. As of June 30, 2017, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

I. EXPENSES

The Fund will pay all expenses directly related to its operations.

J. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. The new and amended rules and forms will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Fund.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                           JUNE 30, 2017 (UNAUDITED)


3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Aberdeen serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of the Fund's Managed Assets that is paid by First Trust out of its investment advisory fee.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund's assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Fund for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of securities, other than U.S. government obligations and short-term obligations, for the six months ended June 30, 2017, were $75,769,306 and $150,243,993, respectively. The cost of purchases and proceeds from sales of U.S. government obligations, for the six months ended June 30, 2017, were $4,485,425 and $3,305,465, respectively.

                           5. DERIVATIVE TRANSACTIONS

The following table presents the type of derivative held by the Fund at June 30, 2017, the primary underlying risk exposure and location of these instruments as presented on the Statement of Assets and Liabilities.

                                                ASSET DERIVATIVES                      LIABILITY DERIVATIVES
                                     ---------------------------------------  ----------------------------------------
DERIVATIVE                           STATEMENT OF ASSETS AND                  STATEMENT OF ASSETS AND
INSTRUMENT           RISK EXPOSURE    LIABILITIES LOCATION        VALUE        LIABILITIES LOCATION         VALUE
------------------  ---------------  -----------------------  --------------  -----------------------  ---------------
Forward foreign                      Unrealized appreciation                  Unrealized depreciation
currency                             on forward foreign                       on forward foreign
contracts           Currency Risk    currency contracts       $      415,073  currency contracts       $     1,153,598

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended June 30, 2017, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.

STATEMENT OF OPERATIONS LOCATION
-------------------------------------------------------------------------------
CURRENCY RISK EXPOSURE
Net realized gain (loss) on forward foreign currency contracts      $   790,757
Net change in unrealized appreciation (depreciation) on forward
   foreign currency contracts                                        (2,329,728)

During the six months ended June 30, 2017, the amount of notional values of forward foreign currency contracts opened and closed were $429,760,753 and $467,037,992, respectively.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                           JUNE 30, 2017 (UNAUDITED)


                                 6. BORROWINGS

The Fund has a credit agreement with The Bank of Nova Scotia, which provides for a revolving credit facility to be used as leverage for the Fund. The revolving credit facility provides for a secured line of credit for the Fund where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have "an asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The total commitment under the facility is up to $110,000,000. As of June 30, 2017, the Fund had three loans outstanding under the revolving credit facility totaling $62,764,785. The three loans, which are all LIBOR loans, bear interest based on the adjusted LIBOR rate and are in the amounts of $39,000,000, $13,000,000 and $10,764,785 (the U.S. Dollar equivalent of a
(euro)9,425,000 loan). For the six months ended June 30, 2017, the average amount outstanding was $81,688,606. The high and low annual interest rates during the six months ended June 30, 2017 were 2.02% and 0.80%, respectively, and the weighted average interest rate was 1.58%. The weighted average interest rate at June 30, 2017 was 1.81%. The interest rate under the credit facility is equal to the 1-month LIBOR plus 0.80%. The Fund pays a commitment fee of 0.25% on any day that the loan balances are less than 75% of the total commitment or 0.15% in all other events. These fees are included in "Interest and fees on outstanding loans" on the Statement of Operations. The revolving credit facility is scheduled to expire on December 26, 2017, but can be renewed annually.

                               7. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                                8. TENDER OFFER

As previously announced, the Fund conducted a tender offer for up to 25% of its outstanding common shares for cash at a price per share equal to 98% of the net asset value per share determined on the expiration date. The Fund's tender offer expired at 5:00 p.m. New York City time on Friday, June 23, 2017.

Because the Fund's tender offer was oversubscribed, the Fund repurchased 25% of its outstanding common shares on a pro-rata basis based on the number of shares properly tendered (Pro-Ration Factor). The final results of the tender offer are provided in the table below.

                               Number of                                 Purchase Price           Number of
          Number of         Tendered Shares                              (98% of NAV on       Outstanding Shares
       Shares Tendered      to be Purchased       Pro-Ration Factor     Expiration Date)      after Tender Offer
       ----------------     ----------------      -----------------     ----------------      ------------------
          8,693,400            4,316,778               49.66%               $12.5636              12,950,337


                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

On July 20, 2017, the Fund declared a distribution of $0.075 per share to Common Shareholders of record on August 3, 2017, payable August 15, 2017.

Aberdeen, a Securities and Exchange Commission registered investment advisor, is a wholly-owned subsidiary of Aberdeen Asset Management PLC ("Aberdeen PLC"). The merger of Standard Life plc and Aberdeen PLC, announced on March 6, 2017 ("Merger"), closed on August 14, 2017. Aberdeen PLC became a direct subsidiary of Standard Life plc as a result of the Merger and the combined company changed its name to Standard Life Aberdeen plc. Shareholders of the Fund are not required to take any action as a result of the Merger. Following the Merger, the Sub-Advisor is an indirect subsidiary of Standard Life Aberdeen plc, but otherwise did not change. The sub-advisory agreement, the services provided under the agreement, and the fees charged for services did not change as a result of the Merger. The portfolio management team did not change as a result of the Merger.

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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                           JUNE 30, 2017 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                           JUNE 30, 2017 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Fund held its Annual Meeting of shareholders ("Annual Meeting") on April 24, 2017. At the Annual Meeting, Robert F. Keith was elected by the Common Shareholders of the First Trust/Aberdeen Global Opportunity Income Fund as Class I Trustee for a three-year term expiring at the Fund's annual meeting of shareholders in 2020. The number of votes cast in favor of Mr. Keith was 10,489,596, the number of votes against Mr. Keith was 4,523,303, and the number of broker non-votes was 2,254,216. James A. Bowen, Richard E. Erickson, Thomas
R. Kadlec and Niel B. Nielson are the other current and continuing trustees.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

CURRENCY RISK: The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. While certain of the Fund's non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.

EMERGING MARKETS RISK: The Fund may invest in fixed-income securities of issuers located in countries considered to be emerging markets. Investments in such securities are considered speculative. In addition to the general risks of investing in non-U.S. securities, heightened risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. The risks associated with investing in emerging market securities also include: greater political uncertainties, dependence on international trade or development assistance, overburdened infrastructures and environmental problems.

EUROPE RISK: The Fund invests in securities issued by companies operating in Europe. The Fund is therefore subject to certain risks associated specifically with Europe. A significant number of countries in Europe are member states in the European Union (the "EU"), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. In addition, the continued implementation of the EU provisions and recent rapid political and social change throughout Europe make the extent and nature of future economic development in the region and their effect on securities issued by European companies impossible to predict. The European sovereign debt crisis has resulted in a weakened Euro and has put into question the future financial prospects of the European region as a whole.

EUROPEAN UNION RISK: Continuing uncertainty as to the status of the Euro and the European Monetary Union and the potential for certain countries to withdraw from the institution has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EU could have significant adverse effects on currency and financial markets, and on the values of a Fund's portfolio investments. The United Kingdom's referendum on June 23, 2016 to leave the European Union (known as "Brexit") sparked depreciation in the value of the British pound, short-term declines in the stock markets and heightened risk of continued economic volatility worldwide. Although the long-term effects of Brexit are difficult to gauge and cannot be fully known, they could have wide ranging implications for the United Kingdom's economy, including: possible inflation or recession, continued depreciation of the pound, or disruption to Britain's trading arrangements with the rest of Europe. The United Kingdom is one of the EU's largest economies; its departure also may negatively impact the EU and Europe as a whole, such as by causing volatility within the union, trigging prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                           JUNE 30, 2017 (UNAUDITED)


FIXED-INCOME SECURITIES RISK: Debt securities, including high yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio's current earnings rate;
(iii) prepayment risk, which is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities; and (iv) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

GEOGRAPHIC CONCENTRATION RISK: The Fund may invest from time to time a substantial amount of its assets in issuers located in a single country or region. Investments in a single region, although representing a number of different countries within the region, may be affected by common economic forces and other factors. Because the Fund may concentrate its investments in this manner, it could assume the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. In addition, the Fund's investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

GOVERNMENT SECURITIES RISK: The ability of a government issuer, especially in an emerging market country, to make timely and complete payments on its debt obligations will be strongly influenced by the government issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a government issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the United States by which defaulted government debt may be collected. Additional factors that may influence a government issuer's ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and the issuer's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.

INTEREST RATE RISK: The Fund's portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase. Interest rate risk may be greater in the current market environment because certain interest rates are at or near historic lows and are anticipated to rise in the near future.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which include a global bond portfolio of investment grade and below-investment grade government and corporate debt securities. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the bond market, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares with respect to payment of dividends or upon liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or purchase Common Shares.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                           JUNE 30, 2017 (UNAUDITED)


LIQUIDITY RISK: The Fund may invest up to 10% of its Managed Assets in securities that, at the time of investment, are illiquid (determined using the Securities and Exchange Commission's standard applicable to investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). If the economy experiences a sudden downturn, or if the debt markets for such companies become distressed, the Fund may have particular difficulty selling its assets in sufficient amounts, at reasonable prices and in a sufficiently timely manner.

MARKET DISRUPTION AND GEOPOLITICAL RISK: Some countries in which the Fund invests have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short term market volatility and may have adverse long term effects on the local and world economies and markets generally, each of which may negatively impact the Fund's investments. The events occurring in one country or region may spread through, or otherwise effect, other countries and regions and therefore adversely impact the Fund's investments in such countries and regions.

NON-INVESTMENT GRADE SECURITIES RISK: The Fund may invest up to 60% of its Managed Assets in non-investment grade securities. Noninvestment grade securities are rated below "Baa3" by Moody's Investors Service, Inc., below "BBB-" by Standard & Poor's, or comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Sub-Advisor to be of comparable credit quality. Non-investment grade debt instruments are commonly referred to as "high-yield" or "junk" bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high-yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete. As of the fourth quarter of 2015, the market for high yield debt has experienced decreased liquidity, and investor perception of increased risk has caused yield spreads to widen.

NON-U.S. GOVERNMENT SECURITIES RISK: Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced extremely high rates of inflation for many years. Unanticipated economic, political and social developments may also affect the values of the Fund's investments and limit the availability of additional investments in such countries. Furthermore, such developments may significantly disrupt the financial markets or interfere with the Fund's ability to enforce its rights against non-U.S. government issuers. Investments in debt instruments of issuers located in emerging market countries are considered speculative. Heightened risks of investing in emerging markets government debt include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

NON-U.S. ISSUER RISK: Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. Non-U.S. investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible seizure or nationalization of non-U.S. holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in non-U.S. securities.

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

    BOARD CONSIDERATION REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AND
                            SUB-ADVISORY AGREEMENTS

The Board of Trustees of First Trust/Aberdeen Global Opportunity Income Fund (the "Fund"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") and the Investment Sub Advisory Agreement (the "Sub Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Fund, the Advisor and Aberdeen Asset Management Inc. (the "Sub Advisor") for a one-year period ending

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                           JUNE 30, 2017 (UNAUDITED)


June 30, 2018 at a meeting held on June 12, 2017. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 24, 2017 and June 12, 2017, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor and the Sub Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund and the sub-advisory fee rate as compared to fees charged to a peer group of funds compiled by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; expenses of the Fund as compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub Advisor; any fall out benefits to the Advisor and the Sub Advisor; and information on the Advisor's and the Sub Advisor's compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 24, 2017, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 12, 2017 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub Advisor continue to be reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub Advisor manage the Fund.

In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor's day-to-day management of the Fund's investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's, the Sub-Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objective and policies. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 24, 2017 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor's day-to-day management of the Fund's investments. In considering the Sub-Advisor's management of the Fund, the Board noted the background and experience of the Sub-Advisor's portfolio management team and the Board's prior meetings with members of the portfolio management team. The Board also considered information provided by the Sub-Advisor on the transaction between the Sub-Advisor's parent company, Aberdeen Asset Management plc, and Standard Life plc that is expected to close in the third quarter of 2017 and result in the combination of the two companies. The Board noted the Sub-Advisor's statements that the transaction is not expected to have a significant impact on its management of the Fund and that the same portfolio management team is expected to continue to provide services after the completion of the transaction. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective and policies.

The Board considered the advisory and sub-advisory fee rates payable under the Agreements for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the MPI Peer Group, as well as advisory fee rates charged by the Advisor and the Sub-Advisor to other fund and non-fund clients, as applicable. With respect to the MPI Peer Group, the Board discussed with representatives of the Advisor how the MPI Peer Group was assembled and limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult;

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                           JUNE 30, 2017 (UNAUDITED)


(ii) peer funds may use different amounts and types of leverage with different costs associated with them or may use no leverage; (iii) none of the peer funds employs an advisor/sub advisor management structure with an unaffiliated sub-advisor; (iv) some of the peer funds are larger than the Fund, which causes the Fund's fixed expenses to be higher on a percentage basis as compared to the larger peer funds; and (v) some of the peer funds are part of a larger fund complex that may allow for additional economies of scale. The Board took these limitations into account in considering the peer data, and noted that the advisory fee rate payable by the Fund, based on average managed assets, was at the median of the MPI Peer Group. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to the Fund.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for periods ended December 31, 2016 to the performance of the MPI Peer Group and to that of a blended benchmark index. In reviewing the Fund's performance as compared to the performance of the MPI Peer Group, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. Based on the information provided on net asset value performance, the Board noted that the Fund outperformed the MPI Peer Group average for the one-year period and underperformed the MPI Peer Group average for the three- and five-year periods ended December 31, 2016. The Board also noted that the Fund outperformed its blended benchmark in each period. In addition, the Board considered information provided by the Advisor on the impact of leverage on the Fund's returns. The Board also received information on the Fund's annual distribution rate as of December 31, 2016 and the Fund's average trading discount during 2016 and comparable information for the peer group.

On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory and sub advisory fees continued to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub Advisor under the Agreements.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it expects its expenses to increase over the next twelve months as the Advisor continues to make investments in personnel and infrastructure. The Board determined that due to the Fund's closed end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2016 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered fall out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor's compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

The Board considered the Sub Advisor's representation that because it manages the Fund in a similar fashion to other accounts it is able to achieve economies of scale through relationships with brokers, administrative systems and other operational efficiencies and that while it expects operating costs in general to continue to rise, it continues to expect to experience the benefits of economies of scale. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board noted that the Advisor pays the Sub-Advisor from its advisory fee and its understanding that the Fund's sub advisory fee rate was the product of an arm's length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered fall out benefits that may be realized by the Sub Advisor from its relationship with the Fund, and noted that while the Sub Advisor may enter into soft dollar arrangements, the Fund invests mainly in fixed income securities, and there were no credits generated by the Fund from any commission sharing arrangements. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

INVESTMENT SUB-ADVISOR
Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

ADMINISTRATOR,
FUND ACCOUNTANT,
AND CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)   Not applicable.

(b) There have been no changes, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the Registrant's most recent annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                 (a) TOTAL
                 NUMBER OF                       (c) TOTAL NUMBER OF        (d) MAXIMUM NUMBER (OR
                 PURCHASED      (b) AVERAGE       SHARES (OR UNITS)      APPROXIMATE DOLLAR VALUE) OF
                 SHARES (OR    PRICE PAID PER     PURCHASED AS PART     SHARES (OR UNITS) THAT MAY YET
                   UNITS)        SHARE (OR      OF PUBLICLY ANNOUNCED    BE PURCHASED UNDER THE PLANS
   PERIOD        PURCHASED         UNIT)          PLANS OR PROGRAMS              OR PROGRAMS
Month #1
(01/01/2017 -
01/31/2017)          0               0                    0                           0
Month #2
(02/01/2017 -        0               0                    0                           0
02/29/2017)
Month #3
(03/01/2017 -        0               0                    0                           0
03/31/2017)
Month #4
(04/01/2017-         0               0                    0                           0
04/30/2017)
Month #5
(05/01/2017-         0               0                    0                           0
05/31/2017)
Month #6
(06/01/2017-     4,316,778        $12.5636            4,316,778                       0
06/30/2017)
Total            4,316,778        $12.5636            4,316,778                       0


On May 25, 2017, the Fund commenced a tender offer for up to 25% of its outstanding common shares for cash at a price per share equal to 98% of the net asset value per share determined on the expiration date. The Fund's tender offer expired at 5:00 p.m. New York City time on Friday, June 23, 2017. Because the Fund's tender offer was oversubscribed, the Fund repurchased 4,316,778 (25%) of its outstanding common shares on a pro-rata basis based on the number of shares properly tendered. On September 15, 2015, the Fund commenced a Share Repurchase Program. The program expired on March 15, 2016, but the Board of Trustees of the Fund has subsequently authorized the continuation of the Fund's share repurchase program until September 15, 2017. The Fund did not repurchase any shares during the six months ended June 30, 2017, and the year ended December 31, 2016. The Fund expects to continue the share repurchase program until the earlier of (i) the repurchase of an additional 727,422 common shares (for an aggregate of 870,510) or (ii) September 15, 2017.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)  First Trust/Aberdeen Global Opportunity Income Fund
             -----------------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        principal executive officer)

Date: August 21, 2017
     -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: August 21, 2017
     -----------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: August 21, 2017
     -----------------

* Print the name and title of each signing officer under his or her signature.